November 27, 2015

GENERAL NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

Supplement to Summary Prospectus dated November 27, 2015

and Statutory Prospectuses dated April 1, 2015, As Revised November 27, 2015

Until January 1, 2016, notwithstanding any contrary information contained in the summary or statutory prospectus, the fund will normally invest substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and New Jersey state income taxes.  Thereafter, the fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in such municipal obligations, and may invest a portion of its assets in municipal obligations that do not pay income exempt from New Jersey state income taxes.

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